SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

LANDACORP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	$125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying

4.	value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

5.	Proposed maximum aggregate value of transaction:

6.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:

2.	Form, Schedule or Registration Statement No.:

3.	Filing Party:

4.	Date Filed:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
PERFORMANCE GRAPH
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN BUSINESS RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
FINANCIAL AND OTHER INFORMATION
LEGAL PROCEEDINGS
DOCUMENT INCORPORATED BY REFERENCE
PROPOSAL NO. 1
ELECTION OF DIRECTORS
PROPOSAL NO. 2
RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002
FEES BILLED TO COMPANY BY PRICEWATERHOUSECOOPERS LLP DURING FISCAL 2001
OTHER MATTERS

LANDACORP, INC.
4151 Ashford Dunwoody Road, Suite 505
Atlanta, Georgia 30319

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on June 10, 2002

TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Landacorp, Inc., a Delaware corporation (the “Company”), will be held on June 10, 2002 at 11:30 a.m., local time, at 4151 Ashford Dunwoody Road, Suite 505, Atlanta, Georgia 30319 for the following purposes:

1.	To elect seven nominees to the Board of Directors to serve until the 2003 Annual Meeting or until their successors are elected and qualified;

2.	To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent public accountants for the fiscal year ending December 31, 2002; and

3.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     These items of business are more fully described in the Proxy Statement accompanying this notice.

     Only stockholders of record at the close of business on April 12, 2002 are entitled to notice of and to vote at the meeting or any adjournments or postponements that may take place.

     All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if the stockholder has returned a proxy.

     Your Board of Directors recommends that you vote in favor of the two proposals outlined in the Proxy Statement. Please refer to the Proxy Statement for detailed information on each of the proposals.

By order of the Board of Directors

/s/ Mark Rapoport

Mark Rapoport
Secretary
Atlanta, Georgia
April 29, 2002

LANDACORP, INC.

PROXY STATEMENT FOR
ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 10, 2002

INFORMATION CONCERNING SOLICITATION AND VOTING

General

     The enclosed Proxy is solicited on behalf of the Board of Directors of Landacorp, Inc., a Delaware corporation (the “Company”), for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 10, 2002, at 11:30 a.m., local time, or at any adjournment or postponement thereof, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at 4151 Ashford Dunwoody Road, Suite 505, Atlanta, Georgia 30319. The telephone number at that address is (404) 531-9956.

     These proxy solicitation materials were mailed on or about April 29, 2002 to all stockholders entitled to vote at the Annual Meeting. The Company’s Board of Directors has unanimously approved the matters being submitted for stockholder approval at the Annual Meeting and recommends that stockholders vote in favor of each proposal.

Record Date and Share Ownership

     Stockholders of record at the close of business on April 12, 2002 (which we will refer to as the “Record Date” throughout this Proxy Statement) are entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof. The Company has one series of common shares issued and outstanding, designated as Common Stock, $0.001 par value per share and one series of undesignated Preferred Stock, $0.001 par value per share. As of the Record Date, 50,000,000 shares of the Company’s Common Stock were authorized and 15,679,086 shares of the Company’s Common Stock were issued and outstanding. As of the Record Date, 8,000,000 shares of the Company’s Preferred Stock were authorized and no shares of the Company’s Preferred Stock were outstanding.

Revocability of Proxies

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not revoke any proxy unless the attendee votes in person at the Annual Meeting.

Voting and Solicitation of Proxies

     On all matters, each share of Common Stock outstanding on the record date is entitled to one vote. There is no cumulative voting in the election of directors.

     The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of the Company’s common stock (the “Common Stock”) beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, personally or by telephone or facsimile.

Quorum; Abstentions; Broker Non-Votes

     The quorum requirement for holding the Annual Meeting and transacting business is a majority of the shares of Landacorp common stock issued and outstanding on the record date that are present in person or represented by proxy and entitled to be voted. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. Abstentions are also counted as shares present and entitled to be voted. However, broker non-votes are not counted as shares present and entitled to be voted with respect to the matter on which the broker has expressly not voted. Thus, broker non-votes will not affect the outcome of such matters being voted upon at the meeting. Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that item without instructions from the beneficial owner and instructions are not given.

     Votes cast by proxy or in person at the Annual Meeting (“Votes Cast”) will be tabulated by the Inspector of Elections (the “Inspector”) who will be an employee of the Company. The Inspector will also determine whether or not a quorum is present. Except in certain specific circumstances, the affirmative vote of a majority of shares present in person or represented by proxy at a duly held meeting at which a quorum is present is required under Delaware law for approval of proposals presented to stockholders.

     When proxies are properly dated, executed and returned, those shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted for (i) the election of the nominees to the Board of Directors set forth herein; (ii) the ratification of the selection of PricewaterhouseCoopers LLP as independent public accountants of the Company for the fiscal year ending December 31, 2002; and (iii) upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Deadline for Receipt of Stockholder Proposals

     Stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of the Company’s bylaws and the rules established by the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company’s 2003 Annual Meeting of Stockholders must be received by the Company no later than December 31, 2002, in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

     If a stockholder intends to submit a proposal at the Company’s 2003 Annual Meeting of Stockholders that is not eligible for inclusion in the proxy statement relating to the meeting, and the stockholder fails to give the Company notice in accordance with the requirements set forth in the Exchange Act but after December 31, 2002 and on or before March 16, 2003, then the proxy holders will be allowed to use their discretionary authority when and if the proposal is raised at the Company’s Annual Meeting in 2003.

EXECUTIVE OFFICERS

Name	Position(s)

Eugene J. Miller	President and Chief Executive Officer
Mark Rapoport	Chief Operating Officer and Chief Financial Officer
Marlene McCurdy	Senior Vice President, General Manager – Disease Management
Brandon Raines	Senior Vice President, Research & Development and General Manager, Medical Management

     For additional information see the section entitled “Executive Officers” in Part I, Item 1 of the Company’s Annual Report on Form 10-K filed with the Securities Exchange Commission on March 29, 2002, and incorporated herein by reference.

EXECUTIVE COMPENSATION

     The following table sets forth information concerning compensation paid or accrued during the fiscal years ended December 31, 2001, 2000 and 1999 to the Company’s chief executive officers, and each of the Company’s four other most highly compensated executive officers whose annual compensation exceeded $100,000 for the fiscal year ended December 31, 2001.

Summary Compensation Table

				Long-Term Compensation Awards
		Annual Compensation
				Securities Underlying	Restricted Stock	All Other
Name and Principal Position	Fiscal Year	Salary	Bonus	Options (#)	Awards ($)	Compensation (1)

Eugene Santa Cattarina (2)	2001	$283,133	—	—		$4,699
Director	2000	$268,750	$40,313	200,000		$1,921
	1999	$250,000	$109,037	—		$1,688
Eugene J. Miller (3)	2001	$110,000	$44,630	500,000		$7,087
President and Chief Executive
Officer
Mark Rapoport (4)	2001	$116,666	$7,875	300,000		$5,992
Chief Operating Officer and Chief Financial Officer
Brandon L. Raines (5)	2001	$150,000	$4,500	20,000		$3,371
Senior Vice President,	2000	$117,949	$12,146	50,000		$2,000
Research & Development	1999	$110,040	$14,393	21,000		$1,600
and General Manager, Medical Management
Marlene McCurdy (6)	2001	$150,000	$14,150	20,000		$3,587
Senior Vice President,	2000	$144,250	$12,600	50,000		$940
Client Services and General Manager	1999	$120,000	$34,669	—		$1,503
Bryan Lang (7)	2001	$231,879	—	15,000		$1,050
	2000	$187,793	$12,713	50,000		$1,651
	1999	$175,200	$386,592	50,000		$1,479
David Brown (8)	2001	$134,061	—	—		$1,050
	2000	$160,781	$18,750	50,000		$1,728
	1999	$150,000	$68,790	—		$1,441

(1)	Includes term life insurance and health insurance premiums paid by the Company on behalf of the executive officers.

(2)	Mr. Cattarina’s employment as president and Chief Executive Officer ended effective January 2002. He continues to serve as a director and is currently a part-time employee advising the Chief Executive Officer and the Chief Operating Officer of the Company.

(3)	Mr. Miller was appointed President and Chief Executive Officer of the Company effective January 2002.

(4)	Mr. Rapoport has served in such capacity since January 2002. From April 2001 to December 2001, he served as Senior Vice President and Chief Financial Officer of the Company.

(5)	Mr. Raines has served as Senior Vice President of Research and Development since February 2001, and as General Manager, Medical Management Operations since January 2002.

(6)	Ms. McCurdy served as Senior Vice President from June 1998 to July 2001, and as Senior Vice President and General Manager since August 2001.

(7)	Mr. Lang served as Chief Technology Officer and Director from 1998 to June 2001. Mr. Lang continues to serve as a director and a consultant. The salary information for Mr. Lang includes severance pay of $104,294.

(8)	David Brown served as Senior Vice President, Sales from 1998 to July 2001. The salary information for Mr. Brown includes severance pay of $40,313.

Option Grants in 2001

     The following table sets forth information concerning grants of stock options to each of the executive officers named (each a “Named Officer” and collectively, the “Named Officers”) in the table above during 2001. All options granted to these executive officers in 2001 were granted under the Company’s 1998 Equity Incentive Plan, as amended. Except as otherwise noted, one forty-eighth (1/48th) of the shares subject to each option vests and becomes exercisable one year after the vesting commencement date, and an additional one-forty-eighth (1/48th) of the shares subject to each option vests each month thereafter. The percent of the total options set forth below is based on an aggregate of 1,234,700 options granted to employees during 2001. All options were granted at fair market value as determined by the Board of Directors on the date of grant.

     Potential realizable value represents hypothetical gains that could be achieved for the options if exercised at the end of the option term assuming the initial public offering price of the Company’s Common Stock of $10.00 per share or, for options granted after the Company’s initial public offering, the fair market value of the Common Stock on the date of grant appreciates at 5% and 10% over the option term. The assumed 5% and 10% rates of stock price appreciation are provided in accordance with rules of the Securities and Exchange Commission and do not represent our estimate or projection of the Company’s future Common Stock price.

					Potential Realizable
	Individual Grants				Value at Assumed Annual
					Rates of Stock
	Number of	Percent of Total			Appreciation for Option
	Securities	Options Granted to			Term
	Underlying Options	Employees During	Exercise Price	Expiration
Name	Granted	Period (%)	Per Share	Date	5%	10%

Eugene Santa Cattarina	—	—	—	—	—	—
Eugene J. Miller	100,000	8.1%	$0.96	12/2011	60,374	152,999
	400,000	32.4%	$0.55	07/2011	138,357	350,623
Mark Rapoport	100,000	8.1%	$0.96	12/2011	60,374	152,999
	200,000	16.2%	$0.55	04/2011	69,178	175,312
Brandon L. Raines	20,000	1.6%	$0.96	12/2011	12,075	30,600
Marlene McCurdy	20,000	1.6%	$0.96	12/2011	12,075	30,600
Bryan Lang(1)	15,000	1.2%	$0.96	12/2011	9,056	22,950
David Brown	—	—	—	—	—	—

(1)	Mr. Lang’s options granted in 2001 vested in full upon issuance.

Aggregate Option Exercises in 2001 and Values at December 31, 2001

     The following table sets forth information concerning exercisable and unexercisable stock options held by the executive officers named in the summary compensation table at December 31, 2001. The value of unexercised in-the-money options is based on the fair market value per share, as of December 31, 2001, of the Company’s Common Stock underlying the options minus the actual exercise prices. All options were granted under the Company’s 1998 Equity Incentive Plan (the “1998 Plan”), as amended. Except as otherwise noted, these options vest over four years and otherwise generally conform to the terms of the Company’s 1998 Plan, as amended.

			Number of Securities
			Underlying Unexercised
			Options at		Value of Unexercised in-the-money
			December 31, 2001 (#)		Options at December 31, 2001 ($) (1)
	Shares Acquired	Value
Name	on Exercise	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Eugene Santa Cattarina	—	—	58,333	141,667	$—	$—
Eugene J. Miller	—	—	—	500,000	—	309,000
Mark Rapoport	—	—	—	300,000	—	169,000
Brandon L. Raines	—	—	72,312	63,688	3,505	8,044
Marlene McCurdy	—	—	14,583	55,417	—	5,800
Bryan Lang(2)	—	—	55,625	9,375	29,506	2,344
David Brown	—	—	—	—	—	—

(1)        Value is determined by subtracting the exercise price of an option from the $1.25 per share fair market value of the Company’s Common Stock as of December 31, 2001.

(2)        The Company granted Mr. Lang 50,000 options in October 2000, which expired upon termination of his employment on June 20, 2001. The Company granted Mr. Lang 50,000 options in December of 1999, of which 37,500 were vested upon termination of his employment and 12,500 will vest at the rate of 1/12th per month for twelve months from the date of termination of his employment.

     As of March 31, 2002, options to purchase an aggregate 4,425,535 shares of our Common Stock were issued under our 1995 Equity Incentive Stock Plan (the “1995 Plan”) and our 1998 Plan . Since the adoption of the 1998 Plan in July 1998, we have not granted any options under the 1995 Plan. As of March 31, 2002, options to purchase a total of 2,295,769 shares of our Common Stock were available for issuance under the 1998 Plan. In connection with our acquisition of PatientCentrix, Inc. in October 2000, we assumed options to purchase a total of 1,582,534 shares of our Common Stock, of which options to purchase 835,460 shares of our Common Stock remain outstanding.

Employment, Severance, Change of Control and Employment Agreements

     The Company has an agreement with Eugene Santa Cattarina pursuant to which Mr. Santa Cattarina is entitled to receive 100% of his base salary over a period of one year should he be terminated without cause, be required to relocate to a new location 50 miles from his current residence or choose to leave the Company following a change of control of the Company that results in a material change or decrease in his salary and/or in the level or scope and responsibility of his position. The Company also has an agreement with Mr. Santa Cattarina whereby 100% of his options will become vested upon a Change of Control of the Company.

     The Company has an agreement with Eugene Miller pursuant to which Mr. Miller is entitled to receive two years’ base salary, paid out over a period of two years, should he be terminated without cause within the first twelve months of employment. Should Mr. Miller be terminated without cause after the first twelve months of employment, he is entitled to receive 100% of his base salary over a period of one year. In either case, Mr. Miller is required to execute a release in favor of the Company in order to receive the separation package. The Company also has an agreement with Mr. Miller whereby up to 100% of his options will become vested upon a change of control of the Company.

     The Company has an agreement with Mark Rapoport pursuant to which Mr. Rapoport is entitled to receive one year’s base salary plus up to twelve months of COBRA benefits paid by the Company, should he be terminated without cause. Mr. Rapoport will also receive the separation package if he chooses to leave the

Company subsequent to a change of control because of a material decrease in the level of scope and responsibility with his position or if he is required to relocate to a new office location that is 50 miles or more from his current residence. The Company also has an agreement with Mr. Rapoport whereby 100% of his options will become vested upon a change of control of the Company.

     The Company has an agreement with Brandon Raines pursuant to which Mr. Raines is entitled to receive six months’ base salary should he be terminated due to a change of control of the Company. Additionally, 50% of Mr. Raines unvested options will vest upon a change of control of the Company.

     The Company has an agreement with Marlene McCurdy pursuant to which Ms. McCurdy is entitled to receive a severance payment equal to twelve months of her base salary in the event that she is terminated by the Company without cause. In such event, Ms. McCurdy will also receive a payment, which will be grossed-up for Federal and State income tax purposes, in order to repay the loan made to her by the Company in connection with the Stock Purchase Agreement dated March 17, 1999. Additionally, 50% of Ms. McCurdy’s unvested options will vest upon a change of control of the Company.

     Stock options held by directors Howard Cox, Thomas Stephenson, Jerome Grossman and Bryan Lang will become 100% vested in the event of Change of Control of the Company.

     The Company has entered into indemnification agreements with each of its directors and officers. Such indemnification agreements will require the Company to indemnify its directors and officers to the fullest extent permitted by Delaware law.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     The following is the report of the Compensation Committee of the Board of Directors with respect to the compensation paid to the Company’s executive officers during the fiscal year ended December 31, 2001. Actual compensation earned during fiscal 2001 by the Named Officers is shown in the Summary Compensation Table above under “Executive Compensation.”

Introduction

     The Compensation Committee of the Board of Directors establishes the general compensation policies of the Company, and recommends to the Board of Directors the compensation plans and specific compensation levels for executive officers. One of the Committee’s goals is to ensure that the Company’s executive compensation programs are competitive with those of regional companies in our industry. In addition, the Committee strives to enable the Company to attract and retain key people and motivate them to achieve or exceed certain key objectives of the Company by making individual compensation directly dependent on the achievement of certain corporate and individual goals, and by providing rewards for meeting or exceeding those goals.

Compensation Programs

     Base Salary. The Committee recommends base salaries for executive officers, and reviews such salaries on an annual basis. In general, the salaries of executive officers are based upon a review of surveys of publicly held companies in our industry and of a similar size to the Company. Base pay increases vary according to individual contributions to the Company’s success and comparisons to similar positions within the Company and at other comparable companies.

     Bonuses. The Committee recommends bonuses for executive officers to the Board of Directors. Each executive officer is evaluated individually to determine a bonus for the fiscal year based on performance criteria, including, among other criteria, progress towards or achievement of milestones in such executive’s area of responsibility and with respect to the Company’s financial performance generally.

     Stock Options. The Committee believes that stock options provide additional incentive to officers to work towards maximizing stockholder value. The Committee views stock options as one of the more important components of the Company’s long-term, performance-based compensation philosophy. These options are provided through initial grants at or near the date of hire and through subsequent periodic grants. The Company generally grants options that become exercisable over a period of four years as a means of encouraging executives and other employees to remain with the Company and to promote its success. Options granted by the Company to its executive officers and other employees have exercise prices equal to the fair market value at the time of grant. This approach is designed to focus executives on the enhancement of stockholder value over the long term and encourage equity ownership in the Company. Options vest and become exercisable at such time as determined by the Board. The initial option grant is designed to be competitive with those of comparable companies for the level of the job that the executive holds and motivate the executive to make the kind of decisions and implement strategies and programs that will contribute to an increase in the Company’s stock price over time. Periodic additional stock options within the comparable range for the job are granted to reflect the executives’ ongoing contributions to the Company, to create an incentive to remain at the Company and to provide a long-term incentive to achieve or exceed the Company’s financial goals.

Compensation Limitations

     The Company has considered the potential future effects of Section 162(m) of the Internal Revenue Code on the compensation paid to the Company’s executive officers. Under Section 162(m) of the Internal Revenue Code, adopted in August 1993, and regulations adopted thereunder by the Internal Revenue Service, publicly held companies may be precluded from deducting certain compensation paid to an executive officer in excess of $1.0 million in a year. The regulations exclude from this limit performance-based compensation and stock options provided certain requirements, such as stockholder approval, are satisfied. The Company plans to take actions, as necessary, to ensure that its stock option plans and executive annual cash bonus plans qualify for exclusion.

Compensation For The Chief Executive Officer

     Eugene Santa Cattarina was the President and Chief Executive Officer of the Company until his resignation effective January 2002. Eugene Miller became the President and Chief Executive Officer of the Company effective January 2002, upon the resignation of Eugene Santa Cattarina. The Committee used the performance criteria described above in establishing both the base salary and bonus paid to Mr. Cattarina in 2001 and the base salary and bonus to be paid to Mr. Miller in 2002. The Compensation Committee feels that the compensation vehicles used by the Company, generally administered through the process as outlined above, provide a fair and balanced executive compensation program related to the proper business issues. In addition, it should be noted that compensation vehicles will be reviewed and, as appropriate, revised in order to attract and retain new executives in addition to rewarding performance on the job.

Respectfully Submitted By:

MEMBERS OF THE COMPENSATION COMMITTEE

Howard Cox
Jerome Grossman, M.D.
Thomas Stephenson

April 29, 2002

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The following is the report of the Audit Committee of the Board of Directors. The purpose of the Audit Committee is to monitor the Company’s system of internal accounting controls, to make recommendations to the Board of Directors regarding the selection of independent public accountants and to provide to the Board of Directors such additional information and materials as it may deem necessary to make the Board of Directors aware of significant financial matters which require the Board of Directors’ attention.

     The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2001 with management. In addition, the Audit Committee has discussed with PricewaterhouseCoopers LLP, the Company’s independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committee). The Audit Committee also has received the written disclosures and the letter from PricewaterhouseCoopers LLP as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Audit Committee has discussed the independence of PricewaterhouseCoopers LLP with that firm. The Audit Committee also has considered the non-audit services provided by PricewaterhouseCoopers and determined that the services provided are compatible with maintaining the independent accountant’s independence.

     Based on the Audit Committee’s review of the matters noted above and its discussions with the Company’s independent public accountants and the Company’s management, the Audit Committee recommended to the Board of Directors that the financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2001. This report has been provided by Thomas Stephenson, Howard Cox and Jerome Grossman, M.D. the members of the Audit Committee.

Respectfully Submitted by:

MEMBERS OF THE AUDIT COMMITTEE

Howard Cox
Jerome Grossman, M.D.
Thomas Stephenson

Dated: April 29, 2002

PERFORMANCE GRAPH

     Set forth below is a line graph comparing the percentage change in the cumulative return to the stockholders of the Company’s Common Stock with the cumulative return of the NASDAQ Index and of the American Stock Exchange (AMEX) Healthcare Index for the period commencing February 9, 2000 and ending on December 31, 2001.

CUMULATIVE TOTAL RETURN AT PERIOD ENDED

	2/09/00	12/31/01

Landacorp, Inc.	100.00	12.50
NASDAQ Composite Index	100.00	44.70
American Stock Exchange (AMEX) Healthcare Index	100.00	72.53

     The information contained above under the captions “Report of the Compensation Committee of the Board of Directors,” “Report of the Audit Committee of the Board of Directors” and “Performance Graph” shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, (the “Securities Act”) or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “SEC”). Such officers, directors and ten-percent stockholders are also required by SEC rules to furnish the Company with copies of all forms that they file pursuant to Section 16(a). Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that during fiscal 2001, all executive officers and directors of the Company complied with all applicable filing requirements, except for directors Thomas Stephenson and Bryan Lang, each of whom failed to timely file a Form 5 for the year 2001, in each case disclosing one and two covered transactions, respectively.

CERTAIN BUSINESS RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

     At December 31, 2001, the Company held full recourse notes receivable from officers related to their purchases of Common Stock in the aggregate principal amount of $169,000. The notes accrue interest at 6% per annum, are collateralized by all shares of the Company’s Common Stock purchased by these individuals and are due and payable in 2006 or immediately in the event of termination. Under the terms of these individuals’ stock purchase agreements, the Company has the right to repurchase the unvested shares of Common Stock at the original issue price in the event they cease to be employees of the Company. The repurchase rights lapse ratably through 2003. At December 31, 2001, approximately 153,000 shares of Common Stock were subject to such repurchase rights.

     Michael S. Miele is the owner of 51 Park Street LLC, which is the landlord with respect to the Company’s offices located at 51 Park Street, Montclair, New Jersey 07042. The annual base rent paid by the Company is $66,000, which the Company’s Board of Directors has determined to a fair rate.

     Mr. Miele is a party to a Settlement Agreement and Mutual Release entered into by and between the Company and Mr. Miele, dated May 3, 2001, wherein the Company agreed to (i) pay Mr. Miele $16,667 per month for the period May 3, 2001 through October 31, 2001 and $29,167 per month for the period November 1, 2001 through October 31, 2003 and (ii) accelerate the vesting of Mr. Miele’s outstanding options to purchase shares of the Company’s Common Stock in exchange for Mr. Miele’s (a) resignation as a director of the Company and as the Company’s Senior Vice President of Population Management and (b) release of all claims arising out of his employment with the Company.

     Mr. Miele is also a party to a Settlement Agreement and Mutual Release entered into by and among the Company, Mr. Miele and certain other former shareholders and optionholders of PatientCentrix, Inc. (collectively the “Settling Parties”), effective as of March 13, 2002, wherein the Company agreed to (i) pay the Settling Parties a lump sum of $400,000 (including attorneys’ fees incurred by Mr. Miele), (ii) reduce the exercise price of Mr. Miele’s outstanding options to purchase shares of the Company’s Common Stock to $0.39 per share and (iii) elect Mr. Miele to the Company’s Board of Directors effective March 13, 2002 in exchange for a release of all claims by the Settling Parties arising out of the merger of the Company with PatientCentrix, Inc.

     Eugene Santa Cattarina is a party to that Separation Agreement date January 15, 2002 by and between the Company and Eugene Santa Cattarina, wherein the Company agreed that if the Company terminates his employment, not for cause, or Mr. Santa Cattarina’s position requires him to relocate to another location 50 miles or more from his current residence, then he shall be entitled to a severance package equal to 100% of his current base salary, paid out in the normal payroll cycle, over a period of one year, less all applicable state and federal deductions. During that one year period, as part of Mr. Santa Cattarina’s severance package, the Company also agreed to pay the COBRA rates, for the maximum COBRA benefit period, for any medical, dental and/or vision benefit elections in effect prior to his departure. Subject to the terms of the plans, the Company may modify or terminate the health benefit plans at any time in its sole discretion. Mr. Santa Cattarina will also receive this severance package if he chooses to leave the Company subsequent to a change of control, because of a material change/decrease in salary and/or in the level of scope and responsibility of his position.

     Bryan H. Lang is a party to a Settlement Agreement and Mutual Release entered into between Mr. Lang and the Company, dated June 20, 2001, wherein Mr. Lang and the Company mutually agreed to terminate Mr. Lang’s employment. As consideration for a release of all claims against the Company by Mr. Lang, the Company agreed (i) to pay Mr. Lang severance of $16,045.22 per month for a period of nine months, (ii) to retain Mr. Lang as a consultant for a twelvemonth period subsequent to June 20, 2001 whereby Mr. Lang will provide services requested by the Company at a rate of $2,000 per day for no more than five days per calendar month, (iii) that 195,000 shares of Company Common stock held by Mr. Lang subject to a repurchase right in favor of the Company shall be released from such right, (iv) that 37,500 of the 50,000 options granted to Mr. Lang in March of 1999 shall be deemed vested and the remaining 12,500 unvested stock options shall vest at an accelerated rate of 1/12th per month for 12 months following June 20, 2001, and (iv) that the 50,000 options granted to Mr. Lang in October of 2000 shall be deemed expired.

     David Brown is a party to a letter agreement with the Company, dated July 5, 2001, wherein Mr. Brown’s employment with the company is terminated effective July 6, 2001. As consideration for a release of all claims against the Company by Mr. Brown, the Company agreed to pay Mr. Brown severance totaling $40,313, which represents three months of his base salary.

Investor Rights Agreements

     Pursuant to the terms of the Investor Rights Agreement dated February 27, 1998 (the “1998 Registration Rights Agreement”), the holders of 6,800,000 shares of Common Stock issued upon conversion of the Company’s Series D Preferred Stock, holders of any Common Stock issued as a dividend or distribution, and their permitted transferees are entitled to rights with respect to the registration of such shares under the Securities Act. The holders of at least 30% of these securities may require the Company, subject to limitations to file a registration statement if the aggregate gross offering price is at least $15,000,000. The Company is not required to effect (i) more than two such registrations pursuant to such demand registration rights, including the Company’s initial public offering, which occurred on February 8, 2000; (ii) a registration during the period in which any other registration statement has been filed and for a period of 180 days after such registration has been declared effective; or (iii) a registration for a period not to exceed 90 days, if the Board of Directors of the Company has made a good faith determination that such registration would be seriously detrimental to the Company or to its stockholders. Furthermore, pursuant to the terms of the 1998 Registration Rights Agreement, the holders of these securities are entitled to registration rights in connection with any registration by the Company and its securities for its own account or the account of other security holders. In the event that the Company proposes to register any shares of Common Stock under the Securities Act, the holders of such piggyback registration rights are entitled to receive notice of such registration and are entitled to include their shares therein.

     At any time after the Company becomes eligible to file a registration statement on Form S-3, holders of $500,000 of registrable securities may require the Company to file registration statements on Form S-3 under the Securities Act with respect to their shares of Common Stock. The Company is not required to affect more than two such registrations in any twelve month period.

     Each of the foregoing registration rights is subject to conditions and limitations, including the right of the underwriters in any underwritten offering to limit the number of shares of registrable securities to be included in such registration. The registration rights with respect to any holder thereof terminate upon the earlier of February 8, 2005 or when the shares held by such holder may be sold under Rule 144 during any ninety day period. The Company is required to bear all of the expenses of all such registrations, except underwriting discounts and commissions. Registration of any of the registrable securities would result in such shares becoming freely tradable without restriction under the Securities Act immediately upon effectiveness of such registration. The 1998 Investor Rights Agreement also contains a commitment of the Company to indemnify the holders of registration rights, subject to certain limitations.

     As part of the Company’s merger with PatientCentrix, and the issuance of shares and options to purchase shares of the Company’s Common Stock in consideration therefore, the Company and the holders of such shares and options to purchase shares Common Stock entered into a Registration Rights Agreement on October 31, 2000 (the “2000 Registration Rights Agreement”). Pursuant to the terms of the 2000 Registration Rights Agreement, the holders of at least 50% of the securities covered by the 2000 Registration Rights Agreement may require the Company, subject to certain limitations, to file a registration statement on Form S-3. The Company shall only be required to file a registration statement on Form S-3 pursuant to such a demand (i) after February 8, 2001, and (ii) if the average closing price for one share of the Company’s Common Stock, as quoted on the NASDAQ National Market, for the ten days prior to such demand, exceeds $7.00 (subject to adjustment for stock splits, stock dividends, combinations, etc.). Furthermore, pursuant to the terms of the 2000 Registration Rights Agreement, the holders of these securities are entitled to registration rights in connection with any registration by the Company of its securities for its own account or the account of other security holders. In the event that the Company proposes to register any shares of Common Stock under the Securities Act, the holders of such piggyback registration rights are entitled to receive notice of such registration and are entitled to include their shares therein.

     Each of the foregoing registration rights is subject to conditions and limitations, including the right of the underwriters in any underwritten offering to limit the number of shares of registrable securities to be included in such registration. We are required to bear all of the expenses of all such registrations, except underwriting discounts and commissions. Registration of any of the registrable securities would result in such shares becoming freely tradable without restrictions under the Securities Act immediately upon effectiveness of such registration. The 2000 Registration Rights Agreement also contains a commitment of the Company to indemnify the holders of registration rights, subject to certain limitations.

SECURITY OWNERSHIP OF MANAGEMENT
AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information known to the Company with respect to beneficial ownership of the Company’s Common Stock as of April 12, 2002 by (i) each stockholder known by the Company to be the beneficial owner of more than 5% of the Company’s Common Stock, (ii) each director, (iii) the Company’s Chief Executive Officer and four other most highly compensated executive officers whose total salary and bonus for the fiscal year ended December 31, 2001 exceeded $100,000 (collectively, the “Named Officers”), and (iv) all directors and Named Officers as a group. Beneficial ownership is determined under the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. The number and percentage of shares beneficially owned are based on 15,679,086 shares of Common Stock outstanding as of April 12, 2002. Shares of Common Stock subject to options that are currently exercisable or exercisable within sixty days of April 12, 2002 are deemed to be outstanding and to be beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address for each listed stockholder is the same as Landacorp’s.

	Number of	Percentage of
	Shares	Shares
	Beneficially	Beneficially
Name of Beneficial Owner	Owned	Owned

Entities affiliated with Bedrock Capital Partners I, LP (1)	1,750,000	11.2%
One Boston Place, Suite 3310 Boston, MA 02108
Greylock IX Limited Partnership	2,500,000	15.9%
880 Winter Street Waltham, MA 02451
Sequoia Capital VII (2)	2,500,000	15.9%
3000 Sand Hill Road, Building 4, Suite 780 Menlo Park, CA 94025
Eugene Santa Cattarina	931,383	5.9%
Bryan Lang	628,265	4.0%
Gilbert Lang (3)	78,077	*
Beulah Lang (4)	78,077	*
Howard Cox (5)	2,530,936	16.1%
One Federal Street Boston, MA 02110
Thomas Stephenson (6)	2,530,936	16.1%
3000 Sand Hill Road, Building 4, Suite 780 Menlo Park, CA 94025
Jerome Grossman, M.D. (7)	40,725	*
72 Spooner Road Chestnut Hill, MA 02617
Michael S. Miele (8)	1,377,165	8.6%
Mark Rapoport	—	*
Gene Miller	—	*
Marlene McCurdy	120,485	*
Brandon Raines	102,205	*
David Brown	151,041	*
All directors and executive officers as a group (12 persons) (9)	10,319,295	65.8%

*	Less than 1% of the outstanding shares of Common Stock.

(1)	Includes 1,575,000 shares held by Bedrock Capital Partners I, LP, 87,500 shares held by Credit Suisse First Boston Bedrock Fund, L.P., 6,250 shares held by Chris Paul, 6,250 shares held by Theodore Ridgeway, and 75,000 shares held by the VBW Employee Bedrock Fund, LP. Bedrock General Partner I, LLC is a general partner of Bedrock Capital Partners I, LP and of VBW Employee Bedrock Fund, LP.

(2)	Includes 2,287,500 shares held by Sequoia Capital VII, 100,000 shares held by Sequoia Technology Partners VII, 46,400 shares held by SQP 1997, 26,100 shares held by Sequoia 1997 LLC and 40,000 shares held by Sequoia International Partners. SC VII-A Management Company LLC is a general partner of Sequoia Capital VII, Sequoia Technical Partners VII and Sequoia International Partners.

(3)	Gilbert and Beulah Lang are Bryan Lang’s parents.

(4)	Includes 78,077 shares of Common Stock owned by her spouse, Gilbert Lang.

(5)	Includes 2,500,000 shares held by Greylock IX Limited Partnership, and 30,936 shares of Common Stock exercisable within 60 days of April 12, 2002. Mr. Cox is a general partner of Greylock IX GP Limited Partnership, which is a general partner of Greylock IX Limited Partnership. Mr. Cox disclaims beneficial ownership of tile shares held by Greylock IX Limited Partnership, except to the extent of his direct pecuniary interest ill tile shares.

(6)	Includes 2,500,000 shares held by Sequoia Capital VII and its affiliates, as listed in note 2 above, and 30,936 shares of Common Stock exercisable within 60 days of April 12, 2002. Mr. Stephenson is a managing member of SC VII-A Management Company LLC, the general partner of Sequoia Capital VII, Sequoia Technology Partners VII and Sequoia International Partners. Mr. Stephenson disclaims beneficial ownership of the shares held by the entities listed in note 2 above, except to the extent of his direct pecuniary interest in the shares.

(7)	Includes 40,725 shares of Common Stock issuable upon the exercise of options exercisable within sixty days of April 12, 2002.

(8)	Includes 1,045,875 shares plus 331,290 options exercisable within 60 days of April 12, 2002. Mr. Miele, Senior Vice President, Population Healthcare Management and director joined Landacorp in November 2000.

(9)	Includes 676,507 shares of Common Stock issuable upon the exercise of options exercisable within sixty days of April 12, 2002. Includes 1,750,000 shares held by Bedrock Capital Partners 1, LP and its affiliates, as listed in notes 1 and 5 above, 2,500,000 shares held by Greylock IX Limited Partnership, as listed in note 6 above, and 2,500,000 shares held by Sequoia Capital VII and its affiliates, as listed in note 2 above.

FINANCIAL AND OTHER INFORMATION

     See the section entitled “Financial Statements” in Part II, Item 8 of the Company’s Annual Report on Form 10-K filed with the Securities Exchange Commission on March 29, 2002, and incorporated herein by reference.

LEGAL PROCEEDINGS

     The Company is not a party to any legal proceedings.

DOCUMENT INCORPORATED BY REFERENCE

     Section entitled “Executive Officers” in Part I, Item 1, and Section entitled “Financial Statements” in Part II, Item 8 of the Company’s Annual Report on Form 10-K filed with the Securities Exchange Commission on March 29, 2002 is incorporated herein by reference.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

     At the Annual Meeting, seven nominees for the board of directors are to be elected to serve as directors of the Company until the 2003 Annual Meeting of Stockholders or until their successors are elected and qualified. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the election of the six nominees named below, all of whom are presently directors of the Company. Each nominee has consented to be named a nominee in this Proxy Statement and to continue to serve as a director if elected. Should any nominee become unable or decline to serve as a director or should additional persons be nominated at the meeting, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many nominees listed below as possible (or, if new nominees have been designated by the Board of Directors, in such a manner as to elect such nominees) and the specific nominees to be voted for will be determined by the proxy holders. The Company is not aware of any reason that any nominee will be unable or will decline to serve as a director.

Nominees

     The names of the nominees and certain information about them are set forth below:

			Director
Name of Nominee	Age	Position	Since

Eugene Miller	46	President, Chief Executive Officer and Director	2002
Thomas Stephenson (1)	60	Chairman of the Board of Directors	1998
Jerome Grossman, M.D. (1)	62	Director	1998
Bryan Lang	44	Director	1993
Eugene Santa Cattarina	55	Director	1998
Howard Cox (1)	58	Director	1998
Michael Miele	37	Director	2002

(1)	Member of the Compensation Committee and Audit Committee.

     The principal occupation of each of the Board members during the past five years and the period during which each served as a director of the Company is set forth below. There is no family relationship between any director or executive officer of the Company.

     EUGENE MILLER, President, Chief Executive Officer and Director. He has been the President, Chief Executive Officer and a director of the Company since January 2002, and served as Chief Operating Officer of the Company in 2001. Mr. Miller joined the Company after serving as Executive Vice President for CorSolutions from 1994 to 2001. While at CorSolutions, he was responsible for all sales and marketing, contracting and pricing, sales training and development and reimbursement and enrollment activities associated with disease management programs. Mr. Miller brings over 20 years of healthcare experience to the Company, having held several executive positions for Medical Care America/Critical Care America.

     THOMAS F. STEPHENSON has been a director of the Company since 1998. He has been a partner of Sequoia Capital since 1988. Prior thereto, Mr. Stephenson was President of Fidelity Venture Associates, the venture capital subsidiary of Fidelity Investments. Mr. Stephenson is a director of a number of private companies. Mr. Stephenson received his BA and MBA from Harvard University and a law degree from Boston College Law School.

     JEROME GROSSMAN, M.D., has been a director of the Company since May 1998. Dr. Grossman is chairman and Chief Executive Officer of a newly formed company, Lion Gate Management Corporation, whose major subsidiary is Health Quality Inc., dedicated to internet-based clinical and quality management systems for physicians and healthcare consumers. He is chairman emeritus of New England Medical Center, Inc. Dr. Grossman has been a member of the founding team of several healthcare companies, and has held teaching, research, and medical positions at Tufts University School of Medicine, Massachusetts General Hospital, and Harvard Medical School. Dr. Grossman also serves as Director of Stryker Corporation. He served on the Board of the Federal Reserve Bank of Boston from 1990 to 1997 and was its Chairman from 1994-1997.

     BRYAN LANG, is the founder of the Company. Mr. Lang has served as a director of the Company since its inception in 1993. Mr. Lang served as Chief Executive Officer of the Company from 1993 to 1998 and served as Chief Technology Officer from 1998 to 2001. Mr. Lang has been a consultant and automated systems designer for fifteen years during which time he has worked extensively with healthcare industry projects in the United States, the United Kingdom, Canada, Saudi Arabia and Australia. As a specialist in healthcare process optimization, information systems and resource management, his efforts include work with hundreds of hospitals, health maintenance organizations, ambulatory care services, private physician practices and the U.S. and Saudi armed forces.

     EUGENE SANTA CATTARINA, came to the Company in July 1998, after serving since 1996 as President and Chief Executive Officer of Medicode, Inc., a leading healthcare information technology company that was acquired by United Healthcare Corporation. Mr. Santa Cattarina has served as a director of the Company since February 1998 and served as President and Chief Executive Officer of the Company from July 1998 to December 2001. From 1986 to 1993, Mr. Santa Cattarina served in a number of leadership positions with TDS Healthcare Systems Corporation, a healthcare software systems company, including President and Chief Operating Officer. Following the acquisition of TDS Healthcare Systems Corporation by ALLTEL Corporation in 1993, Mr. Santa Cattarina continued as President and Chief Operating Officer of TDS Healthcare Systems Corporation until 1994, and as Executive Vice President of ALLTEL Information Services-Healthcare Division from 1994 to 1995. From 1967 to 1986, he held various positions with Technicon Corporation, a clinical laboratory automation company, including President, Domestic Division.

     HOWARD COX has served as a director of the Company since February 1998. He is a General Partner of Greylock, a national venture capital firm headquartered in Boston with which he has been associated for 30 years. Mr. Cox is a Director of Stryker Corporation in Michigan, a director of Centene Corporation in Missouri and numerous other private companies. Prior to joining Greylock, Mr. Cox served in the Office of the Secretary of Defense.

     MICHAEL MIELE, FSA, MAAA, has served as a director of the Company since April 2002. Mr. Miele served as a director and the Senior Vice President, Population Health Management for the Company from November 2000 to May 3, 2001. Before that, he was the founder of PatientCentrix and operated as Chairman and CEO of the company from 1995 to 2000. Prior to founding PatientCentrix, Mr. Miele served as the Senior Actuary and National Practice Leader for PriceWaterhouse LLP Disease State Management Group.

Board Meetings and Committees

     The board of directors held a total of six meetings during the fiscal year ended December 31, 2001. No incumbent director during his period of service in such fiscal year attended fewer than 75% of the aggregate of all meetings of the Board of Directors and the committees of the Board upon which such director served. The Board of Directors has two standing committees, the Audit Committee and the Compensation Committee.

     The Audit Committee of the Board of Directors is comprised of Thomas Stephenson, Howard Cox and Jerome Grossman, M.D. each of whom is independent as defined under the National Association of Securities Dealers listing standards. The Audit Committee reviews the Company’s internal accounting procedures, consults with and reviews the services provided by the Company’s independent accountants and makes recommendations to the Board of Directors regarding the selection of independent accountants. The Audit Committee held four meetings during fiscal 2001.

     The Compensation Committee of the Board of Directors is also comprised of Thomas Stephenson, Howard Cox and Jerome Grossman, M.D. The Compensation Committee held one meeting during fiscal year 2001. The Compensation Committee reviews and advises the Board of Directors regarding all forms of compensation to be provided to the officers, employees, directors and consultants of the Company.

     The Board of Directors has no nominating committee or any committee performing such function.

Compensation Committee Interlocks and Insider Participation

     The Board of Directors established the Compensation Committee in 1998. Prior to establishing the Compensation Committee, the Board of Directors as a whole performed the functions delegated to the Compensation Committee. No member of the Compensation Committee has served as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving as a member of the Company’s Board of Directors or Compensation Committee. Since the formation of the Compensation Committee, none of its members has been an officer or employee.

Director Compensation

     Jerome Grossman, M.D., Thomas Stephenson, Howard Cox, Michael Miele and Bryan Lang receive a fee of $1,000 per board meeting attended. In 1998, Eugene Santa Cattarina received $4,000 for serving as a director of Landacorp prior to becoming employed by Landacorp. Employees of Landacorp do not receive compensation for attending board meetings. We reimburse all of our directors, including employees and representatives of institutional investors in Landacorp, for travel expenses incurred in attending board meetings. Company’s nonemployee directors are eligible to participate in the Company’s 1998 Stock Option Plan. Currently, each nonemployee director receives an initial option to purchase 12,500 shares of our Common Stock, vesting over four years, upon joining the board and attending a board or committee meeting, and additional options to purchase 5,000 shares, vesting over two years, effective on the date of each annual meeting of stockholders. We may also make discretionary grants to non-employee directors. In 1999, we granted each non-employee director an option to purchase 12,500 shares of our Common Stock at $1.00 per share, which vest over four years and will become 100% vested upon a change of control of the Company. In December 2001, we granted each non-employee director an option to purchase 15,000 shares of our Common Stock at $0.96 per share, which were fully vested upon issuance.

     Employee directors who meet the eligibility requirements may participate in the Company’s 1999 Employee Stock Purchase Plan. None of the current employee directors meet the eligibility requirements.

     The Company has renewed its directors and officers indemnification insurance coverage. This insurance covers directors and officers individually. These policies run from February 2002, through February 2003, at a total cost of $297,000. The primary carrier is American Insurance Group.

Vote Required

     Directors will be elected by a plurality vote of the shares of the Company’s Common Stock present or represented and entitled to vote on this matter at the meeting. Accordingly, the seven nominees receiving the highest number of affirmative votes of the shares entitled to be voted shall be elected as directors. Votes withheld from any nominee and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business but will have no other legal effect in the election of directors once a quorum is present. See “Quorum; Abstentions; Broker Non-Votes.”

MANAGEMENT RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE SEVEN NOMINEES TO THE BOARD OF DIRECTORS LISTED ABOVE TO SERVE AS DIRECTORS UNTIL THE 2003 ANNUAL MEETING OF STOCKHOLDERS OR UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED.

PROPOSAL NO. 2

RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S
INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002

     The Board of Directors has selected PricewaterhouseCoopers LLP, independent public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 2002, and recommends that stockholders vote for ratification of such appointment. Although action by stockholders is not required by law, the Board of Directors has determined that it is desirable to request approval of this selection by the stockholders. Notwithstanding the selection or a ratification, the Board of Directors, in its discretion, may direct the appointment of new independent public accountants at any time during the year, if the Board of Directors determines that such a change would be in the best interest of the Company and its stockholders. In the event of a negative vote on ratification, the Board of Directors will reconsider its selection.

     PricewaterhouseCoopers LLP has audited the Company’s financial statements since the period ended December 31, 1996. Representatives of PricewaterhouseCoopers LLP are expected to be present at the meeting and will be afforded the opportunity to make a statement if they desire to do so. The representatives of PricewaterhouseCoopers LLP are also expected to be available to respond to appropriate questions.

FEES BILLED TO COMPANY BY PRICEWATERHOUSECOOPERS LLP DURING FISCAL 2001

Audit Fees

     Audit fees billed to the Company by PricewaterhouseCoopers LLP during the Company’s 2001 fiscal year for review of the Company’s annual financial statements and those financial statements included in the Company’s quarterly reports on Form 10-Q totaled $147,600.

Financial Information Systems Design and Implementation Fees

     The Company did not engage PricewaterhouseCoopers LLP to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended December 31, 2001.

All Other Fees

     Fees billed to the Company by PricewaterhouseCoopers LLP during the Company’s 2001 fiscal year for all other non-audit services rendered to the Company, including tax related services, the Company’s acquisitions, and other accounting services totaled $28,930.

Vote Required

     The affirmative vote of a majority the shares of the Company’s Common Stock present or represented and entitled to vote on this matter at the meeting will be required to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent public accountants for the fiscal year ending December 31, 2002. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business but are not counted for any purpose in determining whether this matter has been approved. See “Quorum; Abstentions; Broker Non-Votes.”

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR
RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S
INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.

OTHER MATTERS

     The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form Proxy to vote the shares they represent as the Board of Directors may recommend.

By order of the Board of Directors

Atlanta, Georgia
April 29, 2002

This Proxy is solicited on behalf of the Board of Directors

LANDACORP, INC.
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 10, 2002

     The undersigned stockholder of LANDACORP, INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 29, 2002 and hereby appoints Eugene Miller and Mark Rapoport, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of LANDACORP, INC. to be held on June 10, 2002 at 11:30 a.m. local time, at 4151 Ashford Dunwoody Rd., Suite 505, Atlanta, GA 30319 and at any adjournments or postponements thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

1.	TO ELECT SEVEN NOMINEES TO THE BOARD OF DIRECTORS TO SERVE UNTIL THE 2003 ANNUAL MEETING OR UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED:

	☐	FOR all nominees listed below (except as indicated)

	☐	WITHHOLD authority to vote for all nominees listed below

IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), STRIKE A LINE THROUGH THAT NOMINEE’S NAME IN THE LIST BELOW:

Eugene Miller	Thomas Stephenson	Jerome Grossman, M.D.
Bryan Lang	Eugene Santa Cattarina	Howard Cox
Michael Miele

2.	TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002:

☐	FOR	☐	AGAINST	☐	ABSTAIN

and, in their discretion, upon such other matters which may properly come before the meeting or any adjournments or postponements thereof.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR THE BOARD OF DIRECTORS SET FORTH HEREIN AND FOR THE RATIFICATION OF THE SELECTION OF THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT(S) THEREOF.

Dated:	, 2002
Signature of Stockholder

(please print name)

(This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears on the stock certificate(s), and returned promptly in the enclosed envelope. A corporation is requested to sign its name by its authorized officer, with the office held designated. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)